UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2010

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

1710 SAIC Drive, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 7.01	Regulation FD Disclosure.

SAIC Institutional Investor Conference

SAIC, Inc. is holding its fourth annual Institutional Investor Conference in McLean, Virginia today, October 13, 2010. At the Conference, several executives of the Company will provide an overview of the Company and an update on its growth strategy, competitive environment and financial performance. Interested parties can listen to the presentations through a live audio webcast on the Company’s website, www.saic.com, beginning at 8:00 a.m. Eastern time today, October 13, 2010.

Charts to be used in the presentations made by the Company’s executives at the Conference are attached to this report as Exhibit 99.1.

Certain statements made in the charts attached to this report as Exhibit 99.1 or by executives at the Conference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (Securities Act). Forward-looking statements involve a number of risks and uncertainties. A number of factors could cause the Company’s actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of these factors include, but are not limited to, the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended January 31, 2010, the Company’s Quarterly Reports on Form 10-Q and other filings that the Company makes with the SEC from time to time. Due to these uncertainties and risks, readers of this report and persons who view these presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of October 13, 2010. The Company disclaims any duty to update guidance or any other forward-looking statement provided in the Exhibit to this report or in the presentations made by Company executives at the Conference to reflect subsequent events, actual results or changes in the Company’s expectations.

The information contained in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section of the Exchange Act. Furthermore, the information contained in this report, including the Exhibit attached hereto, shall not be deemed to be incorporated by reference into any registration statement of the Company or other document filed by the Company pursuant to the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Charts used in executive presentations made on October 13, 2010 at the SAIC Institutional Investor Conference*

*	This Exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section of the Exchange Act, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SAIC, INC.

Date: October 13, 2010	By:	/s/ VINCENT A. MAFFEO
Vincent A. Maffeo
	Its:	Executive Vice President and General Counsel

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